SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2011

ZOOM TELEPHONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53722	04-2621506
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

207 South Street, Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 423-1072
(Registrant’s telephone number, including area code)

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.   OTHER EVENTS.

On November 4, 2011, the Company decided to extend the term of the Corporation’s offering of rights to purchase shares of its Common Stock from November 7, 2011 to November 11, 2011.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated November 4, 2011 of Zoom Telephonics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.
(Registrant)

By:	/s/Frank Manning
Frank Manning
President, Chief Executive Officer
And Acting Chief Financial Officer

Date:  November 4, 2011